Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

OF ARCH COAL, INC. PURSUANT TO 18. U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

I, Chen Tseng Chih Ying, Chief Executive Officer of San Lotus Holding Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 10-K for the year ended December 31, 2012 (the “Periodic Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of San Lotus Holding Inc.

Dated: April 1, 2013 /s/ Chen Tseng Chih Ying Chen Tseng Chih Ying Chief Executive Officer, Director and
Principal Executive Officer